OPPENHEIMER ETF TRUST

Oppenheimer Ultra Dividend Revenue ETF

Supplement dated April 13, 2018 to the
Summary Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

1.	The first paragraph of the section titled “The Fund’s Past Performance” is deleted in its entirety and replaced with the following:

The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the Underlying Index, which the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information includes periods during which the methodology employed to construct the Underlying Index was different from the methodology that is currently followed by the Fund and described in the prospectus. Performance shown below that includes those periods was higher than if the current methodology had been used to construct the Underlying Index. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.

April 13, 2018	PS2475.006